U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 30, 2003
                                _________________

                          HANGER ORTHOPEDIC GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                     1-10670
                            (Commission File Number)

                Delaware                                 84-0904275
       (State or other jurisdiction         (I.R.S. Employer Identification No.)
            of incorporation)


 Two Bethesda Metro Center (Suite 1200)
              Bethesda, MD                                 20814
  (Address of Principal Executive Office)                (Zip Code)


                                 (301) 986-0701
                          (Issuer's Telephone Number)


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Item 7(c). Exhibit.

          The following exhibit is filed herewith:

          99.1 Press Release dated April 30, 2003.


Item 12. Results of Operations and Financial Condition.

     Furnished herewith as an exhibit is a press release issued by Hanger Orthopedic Group, Inc. on April 30, 2003.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         HANGER ORTHOPEDIC GROUP, INC.


                                         /s/ George E. McHenry
                                         ---------------------------------------
Date:    May 1, 2003                     George E. McHenry
                                         Chief Financial Officer